                                                                   EXHIBIT 10.55


                            FIFTH AMENDMENT TO LEASE


      This Fifth Amendment to Lease is entered into by and between CHARLES RIVER BUILDING LIMITED PARTNERSHIP, a Delaware limited partnership, with an address of 875 North Michigan Avenue, Suite 1350, Chicago, Illinois 60611 ("Landlord") and HYBRIDON, INC., a Delaware corporation, with an address of 620 Memorial Drive, Cambridge, Massachusetts 02139 ("Tenant").

      Reference is hereby made to that certain Lease between Landlord and Tenant dated February 4, 1994, as amended by a certain First Amendment to Lease dated as of November 30, 1995 (the "First Amendment"), a certain Second Amendment to Lease dated as of February 23, 1996 (the "Second Amendment"), a certain Third Amendment to Lease dated as of February 28, 1996 (the "Third Amendment"), and a certain Fourth Amendment to Lease between Landlord and Tenant dated as of July 25, 1996 (the "Fourth Amendment") (collectively, the "Lease"). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Lease.

      WHEREAS, Landlord and Tenant wish to amend the Lease on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that as of the date hereof, the Lease is amended as follows:

      Notwithstanding anything to the contrary set forth in the Lease, including, without limitation, Article X entitled "Option to Purchase" Tenant shall have the right and option to purchase the Premises for a purchase price equal to the greater of (i) the "Fair Market Value" (as defined in said Article X of the Lease); and (ii) the aggregate amount outstanding under any first mortgage loan encumbering the Premises, including, without limitation, all outstanding principal, accrued and unpaid interest, late fees and charges, default interest, and any yield maintenance and prepayment penalties and fees outstanding on the date of the exercise of such purchase option. Tenant further agrees that its option to purchase the Premises as set forth in the Lease is fully and unconditionally subordinated to the terms and conditions of any such first mortgage encumbering the Premises now existing or hereafter placed on the Premises and that said option to purchase shall be automatically and irrevocably terminated and canceled upon any foreclosure of said mortgage or the recording by the holder thereof of a deed in lieu of foreclosure. The cancellation and termination of such purchase option shall be automatic upon any foreclosure or recording of a deed in lieu of foreclosure regardless of whether Tenant is in default under the Lease and without the necessity of any further amendments or modifications to the Lease. Notwithstanding the foregoing, however, the holder of said mortgage shall notify Tenant of its intention to foreclose or to record a deed in lieu of foreclosure with respect to the Premises and Tenant shall have thirty
(30) days from the date of receipt of said notice to exercise its option to purchase the Premises for the amount set forth herein. An affidavit signed by the holder of said mortgage recorded in the chain of title to the Premises shall be conclusive and binding evidence that the said holder of said mortgage gave the required notice to Tenant and that Tenant elected not to exercise its option to purchase the Premises.

      EXECUTED as a sealed instrument as of the 14th day of March, 1997.

                                    LANDLORD:

                                    CHARLES RIVER BUILDING LIMITED
                                    PARTNERSHIP, a Delaware limited
                                    partnership


                                    By:   Pillar Development and Management,
                                          Inc., a Delaware corporation


                                          By: /s/ Robert Harte
                                             -------------------------------
                                             Title:  Vice President



                                    TENANT:

                                    HYBRIDON, INC., a Delaware corporation


                                    By: /s/ E. Andrews Grinstead, III
                                       -------------------------------------
                                          Title:  Chairman, President & CEO






                                       -2-